================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 5, 2006


                             SOUTHWEST WATER COMPANY
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                     0-8176                 95-1840947
(State or Other Jurisdiction of       (Commission             (IRS Employer
 Incorporation or Organization)       File Number)        Identification Number)

                              ONE WILSHIRE BUILDING
                       624 SOUTH GRAND AVENUE, SUITE 2900
                       LOS ANGELES, CALIFORNIA 90017-3782
          (Address of Principal Executive Offices, including zip code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 2, 2006, Southwest Water Company, a Delaware corporation (the "Company") entered into a Stock Option Agreement with Mark A. Swatek, the Company's Chairman of the Board and Chief Executive Officer. Mr. Swatek was granted options to purchase 75,000 shares of Company Common Stock under the Company's 2006 Equity Incentive Plan. These options will vest 50% one year following the date of grant and 50% two years following the date of grant. The options expire 7 years following the date of grant. The form of Stock Option Agreement was filed with the Company's Registration Statement on Form S-8 filed with the Commission on May 31, 2006.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SOUTHWEST WATER COMPANY


                                           By: /s/ Shelley A. Farnham
                                               ---------------------------------
                                               Shelley A. Farnham
                                               Vice President of Human Resources
                                               and Corporate Secretary

Dated: June 5, 2006